UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 16, 2017

Magellan Midstream Partners, L.P.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-16335

DE	73-1599053
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Williams Center, Tulsa, OK 74172
(Address of principal executive offices, including zip code)

(918) 574-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendment to Articles of Incorporation or Bylaws

Amendment No. 1 to the Third Amended and Restated Limited Liability Company Agreement of the General Partner
On January 16, 2017, Magellan Midstream Partners, L.P. (the “Partnership”), a Delaware limited partnership and sole member of Magellan GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), entered into Amendment No. 1 (the “LLCA Amendment”) to the Third Amended and Restated Limited Liability Company Agreement of the General Partner. The LLCA Amendment, which is effective as of January 16, 2017, eliminates certain undertakings intended to maintain the separateness of the General Partner and the Partnership, which had been adopted prior to the Partnership becoming the sole member of the General Partner. The LLCA Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Amendment No. 2 to the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership
On January 16, 2017, the General Partner, acting as the general partner of the Partnership and on behalf of the limited partners of the Partnership, entered into Amendment No. 2 (the “LPA Amendment”) to the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership. The LPA Amendment, which is effective as of January 16, 2017, eliminates certain separateness undertakings adopted under facts and circumstances that are no longer applicable to the Partnership. The LPA Amendment is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
3.1	Amendment No. 1, effective as of January 16, 2017, to Third Amended and Restated Limited Liability Company Agreement of Magellan GP, LLC dated as of September 28, 2009.
3.2	Amendment No. 2, effective as of January 16, 2017, to the Fifth Amended and Restated Agreement of Limited Partnership of Magellan Midstream Partners, L.P. dated as of September 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Magellan Midstream Partners, L.P.

By: Magellan GP, LLC, its general partner
Date: January 17, 2017                    By: /s/ Suzanne H. Costin
Suzanne H. Costin
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment No. 1, effective as of January 16, 2017, to Third Amended and Restated Limited Liability Company Agreement of Magellan GP, LLC dated as of September 28, 2009.
3.2	Amendment No. 2, effective as of January 16, 2017, to the Fifth Amended and Restated Agreement of Limited Partnership of Magellan Midstream Partners, L.P. dated as of September 28, 2009.